(Parkway Healthcare Center)

                         PROMISSORY NOTE

$3,150,000                                       Atlanta, Georgia
                                                   March 23, 1995

     FOR VALUE RECEIVED, the undersigned, EH ACQUISITION
CORP. III, a Georgia corporation (the "Maker"), promises to pay to the order of HEALTH CARE CAPITAL FINANCE, INC., a Georgia corporation (hereinafter, together with any other holder of this Note, the "Holder"), at Two Ravinia Drive, Suite 1350, Atlanta, Georgia 30346, or at such other address as the Holder may from time to time designate in writing, the principal sum of Three Million One Hundred Fifty Thousand and 00/100 Dollars ($3,150,000), together with interest thereon at a fixed rate of 10.724% per annum, such principal and interest to be payable as follows:

     A. On April 10, 1995, Maker shall pay to Holder all accrued and unpaid interest based on the number of days from and including the date of disbursement of the loan evidenced hereby, to and including March 31, 1995.

     B. On May 10, 1995, and on the same day of each calendar month thereafter, to and including February 10, 2002, Maker shall pay to Holder an installment of principal and interest equal to $30,613.10.

     C. On March 10, 2002 (the "Maturity Date"), the outstanding principal balance, together with all accrued and unpaid interest thereon, will be due and payable in full. A substantial principal payment will be due at maturity because the monthly payments represent an amount which, after applying such payments against principal and interest payable monthly, would fully amortize the principal and interest over a period of three hundred (300) months.

     All payments shall be applied first to interest then due and payable and any balance shall be applied in reduction of principal. The principal and interest shall be payable in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. All interest rates herein provided shall be calculated on the basis of a 360-day year by multiplying the outstanding principal amount by the applicable per annum rate, multiplying the product thereof by the actual number of
days elapsed, and dividing the product so obtained by 360.   The Loan may
not be voluntarily prepaid by the Maker (absent the occurrence of any Event of Default and acceleration of this Note by Holder) in whole or in part during the first three (3) Loan Years (as hereinafter defined). Thereafter, Maker may prepay the outstanding principal balance, or any portion thereof, upon payment of a premium equal to the following percentage of the amount prepaid during the following periods:


                                        Applicable

                    Loan Year           Percentage

                       4                3.0%
                       5                2.0%
                       6                1.0%
                       7                0.0%

As used herein, "Loan Year" means the twelve (12) month period from the date hereof until the day before the anniversary of the date hereof, and each successive twelve (12) month period thereafter until the Maturity Date.

     If this Note is declared to be immediately due and payable by reason of the Maker's failure to pay any installment of principal and/or interest hereunder resulting in an Event of Default, there shall be added to the principal balance then due an amount equal to the prepayment premium which would then be due if this Note were voluntarily prepaid, or if the Loan is not then subject to voluntary prepayment, a premium equal to five percent (5%) of the principal balance due.

     All prepayments will be applied to installments coming due in their inverse order of maturity. Any sums prepaid may not be reborrowed.
Maker must give Holder not less than thirty (30) days written notice prior to any partial prepayment.

     Maker shall pay to Holder a late charge equal to five percent (5%) of any monthly payment which is not received by Holder within ten (10) days of the due date thereof.

     This Note is executed in connection with a Loan Agreement of even date herewith (referred to herein, together with all extensions, revisions, modifications, and amendments hereafter made, as the "Loan Agreement"), and is secured by the following (collectively with the Loan Agreement, the "Loan Documents:): a Mortgage and Security Agreement covering certain real estate and improvements situated thereon located in DuPage County, Illinois; an Assignment and Pledge of Deposit Account executed by the Maker; and a Cross-Default and Cross-Collateralization Agreement of even date herewith from Maker to Holder.

     The principal sum evidenced by this Note, together with accrued interest, shall become immediately due and payable at the option of the Holder upon the occurrence of any of the following, each of which shall constitute an "Event of Default" hereunder:

     1. Maker's failure to pay any installment of principal or interest due hereunder within five (5) days of the date the same becomes due and payable; provided, however, that Holder agrees to provide written notice to Maker (via overnight courier), but not more than one (1) time during each Loan Year, of Maker's default under this paragraph and Maker shall have five (5) business days following such notice to cure such default before the same constitutes an Event of Default hereunder;

     2. Any "Event of Default" under the terms of any of the Loan Documents, each of which shall be deemed incorporated herein by reference as if set forth in full herein.

     Notwithstanding anything else herein, all requirements of notice shall be deemed eliminated if Holder is prevented from giving such notice by bankruptcy or other applicable law.

     Upon the occurrence of and during the continuation of any of the foregoing Events of Default, Maker agrees to pay interest to Holder at a rate equal to two percent (2%) in excess of the rate accruing hereunder (the "Default Rate"), including accrued interest. Maker will also pay to Holder, in addition to the amount due, all costs of collecting, securing or attempting to collect or secure this Note, including without limitation, court costs and reasonable attorneys' fees, including reasonable attorneys' fees on any appeal by either Maker or Holder or in any bankruptcy proceedings provided that Holder is the prevailing party in such action.

     With respect to the amounts due pursuant to this Note, Maker waives, to the extent permitted by law, the following:

     1. All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

     2. Demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection, and all other requirements necessary to enforce this Note; and

     3. Any further receipt by or acknowledgment of any collateral now or hereafter deposited as security for the obligations hereunder.

     In no event shall the amount of interest due or payable hereunder (including interest calculated at the Default Rate) exceed the maximum rate of interest allowed by applicable law, and in the event such payment is inadvertently paid by Maker or inadvertently received by Holder, then such excess sum shall be credited as a payment of prin-cipal, unless Maker elects to have such excess sum refunded to Maker forthwith. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly, interest in excess of that which may be legally paid by Maker under applicable law. Holder shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Holder. All rights and remedies of Holder under the terms of this Note and applicable statutes or rules of law shall be cumulative, and may be exercised successively or concurrently. Maker agrees that there are no defenses (other than payment), equities, or setoffs with respect to the obligations set forth herein.


     IT IS ANTICIPATED THAT THIS NOTE WILL BE ASSIGNED
BY HEALTH CARE CAPITAL FINANCE, INC. TO SOUTHTRUST
BANK OF ALABAMA, NATIONAL ASSOCIATION ("SOUTHTRUST"),
A NATIONAL BANKING ASSOCIATION WHOSE PRINCIPAL
PLACE OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN
THE STATE OF ALABAMA; ACCORDINGLY, THE PARTIES
HERETO AGREE THAT THE VALIDITY, INTERPRETATION,
ENFORCEMENT AND EFFECT OF THIS NOTE SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF ALABAMA.  MOREOVER, THE MAKER
AGREES THAT THIS NOTE SHALL BE DELIVERED TO AND
HELD BY SOUTHTRUST FOLLOWING SUCH ASSIGNMENT AT
SOUTHTRUST'S PRINCIPAL PLACE OF BUSINESS, AND THE
HOLDING OF THIS NOTE BY SOUTHTRUST THEREAT SHALL
CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF MAKER
WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR
THE PURPOSE OF CONFERRING JURISDICTION UPON THE
FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY
AND STATE.  MAKER CONSENTS THAT ANY LEGAL ACTION OR
PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE
CIRCUIT COURT OF THE STATE OF ALABAMA, JEFFERSON
COUNTY, ALABAMA OR THE UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF ALABAMA AND ASSENTS
AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY
SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING
THIS NOTE.  NOTHING HEREIN SHALL LIMIT THE
JURISDICTION OF ANY OTHER COURT.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW,
MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON
ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR
CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY
PERTAINING OR RELATING TO THIS NOTE OR ANY OF THE
LOAN DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR
PERTAINING OR RELATED TO OR INCIDENTAL TO ANY
DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS
NOTE OR THE LOAN DOCUMENTS, OR IN CONNECTION WITH
THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED
THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND
REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES
WHETHER NOW EXISTING OR HEREAFTER ARISING, AND
WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.
MAKER AGREES THAT HOLDER MAY FILE A COPY OF THIS
WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE
KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF
MAKER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY
JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE
LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER
BETWEEN MAKER AND HOLDER SHALL INSTEAD BE TRIED IN
A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING
WITHOUT A JURY.



     IN WITNESS WHEREOF, the undersigned Maker has caused this instrument to be executed by its duly authorized officer on the day and year first above written.

                              MAKER:

                              EH ACQUISITION CORP.III,
                              a Georgia corporation


                              By:
                                   John W. Kneen
                                   Its Vice President and
                                   Assistant Secretary


STATE OF GEORGIA              )
COUNTY OF FULTON              )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that John W. Kneen, whose name as Vice President and Assistant Secretary of EH Acquisition Corp. III, a Georgia corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer, executed the same voluntarily and with full authority, for and as the act of said corporation.

     Given under my hand and seal of office this day of March, 1995.


                              NOTARY PUBLIC
                              My Commission expires: